October 4, 2022

Supplement

SUPPLEMENT DATED OCTOBER 4, 2022 TO THE SUMMARY PROSPECTUSES OF
MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND
MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND (CLASS IR)
(the "Fund")
Dated February 28, 2022

Effective October 31, 2022, Jim Caron will no longer serve as a portfolio manager of the Fund. Accordingly, effective October 31, 2022, all references to Mr. Caron will be removed from the Fund's Summary Prospectuses. Richard Ford, Michael Kushma, Christian G. Roth and Utkarsh Sharma will remain portfolio managers of the Fund.

Also, effective October 31, 2022, Leon Grenyer will begin serving as a portfolio manager of the Fund.

Accordingly, the following change will be made to each Summary Prospectus effective October 31, 2022:

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" will be hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Fixed Income organization. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Richard Ford	Managing Director	October 2014
Michael Kushma	Managing Director	April 2014
Christian G. Roth	Managing Director	March 2010
Leon Grenyer	Managing Director of MSIM Limited	October 2022
Utkarsh Sharma	Executive Director	August 2020

Please retain this supplement for future reference.

MSGFIOSPT-0922